UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2014

Crown Castle International Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16441	76-0470458
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1220 Augusta Drive

Suite 600

Houston, TX 77057

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (713) 570-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 21, 2014, Crown Castle Operating Company (“Borrower”), a direct wholly owned subsidiary of Crown Castle International Corp. (“Company”), entered into the Maturity Date Extension Amendment (“Amendment”) among the Company, the Borrower, certain subsidiaries of the Borrower, the lenders party thereto, and The Royal Bank of Scotland plc (“RBS”), as administrative agent, to the Credit Agreement dated as of January 31, 2012 (as amended, supplemented or otherwise modified, the “Credit Agreement”), by and among the Borrower, the Company, the lenders and issuing banks from time to time party thereto, RBS, as administrative agent, and Morgan Stanley Senior Funding Inc., as co-documentation agent.

The Amendment provides for the extension of the maturity date, from January 31, 2019 to January 31, 2021, of the portion of the Borrower’s outstanding “Tranche B” term loans and “Incremental Tranche B” term loans held by each lender consenting to the Amendment. Upon giving effect to the Amendment, the maturity date of approximately $1.79 billion of the Borrower’s outstanding “Tranche B” term loans and “Incremental Tranche B” term loans was so extended.

The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference. The Credit Agreement has been previously filed with, and is described in, the Company’s Current Reports on Form 8-K dated January 31, 2012, November 13, 2012, December 13, 2012, April 19, 2013, August 22, 2013 and December 30, 2013.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description

10.1	Maturity Date Extension Amendment dated as of January 21, 2014, among the Company, the Borrower, certain subsidiaries of the Borrower, the lenders party thereto, and The Royal Bank of Scotland plc, as administrative agent, to the Credit Agreement dated as of January 31, 2012, by and among the Company, the Borrower, the lenders and issuing banks from time to time party thereto, The Royal Bank of Scotland plc, as administrative agent, and Morgan Stanley Senior Funding Inc., as co-documentation agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ E. Blake Hawk
Name:	E. Blake Hawk
Title:	Executive Vice President and General Counsel

Date: January 21, 2014

EXHIBIT INDEX

Exhibit No.	Description

10.1	Maturity Date Extension Amendment dated as of January 21, 2014, among the Company, the Borrower, certain subsidiaries of the Borrower, the lenders party thereto, and The Royal Bank of Scotland plc, as administrative agent, to the Credit Agreement dated as of January 31, 2012, by and among the Company, the Borrower, the lenders and issuing banks from time to time party thereto, The Royal Bank of Scotland plc, as administrative agent, and Morgan Stanley Senior Funding Inc., as co-documentation agent